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                                                                      Exhibit 24

                           DIRECTOR AND/OR OFFICER OF
                               PENTON MEDIA, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Penton Media, Inc., a Delaware corporation, hereby constitutes and appoints Thomas L. Kemp, Daniel J. Ramella, Joseph G. NeCastro and Preston
L. Vice, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-3 relating to the registration for sale of common stock, $0.01 par value per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 27th day of March 1999.

/s/ THOMAS L. KEMP                              /s/ DANIEL J. RAMELLA

------------------                              ---------------------
Thomas L. Kemp                                  Daniel J. Ramella
Chief Executive Officer & Director              Director

/s/ JOSEPH G. NECASTRO                          /s/ ANTHONY DOWNS

----------------------                          -----------------
Joseph G. NeCastro                              Anthony Downs
Chief Financial Officer                         Director

/s/ CHARLES T. GRIESEMER                        /s/ WILLIAM J. FRIEND

------------------------                        ---------------------
Charles T. Griesemer                            William J. Friend
Vice President / Controller                     Director

/s/ KING HARRIS                                 /s/ JOAN W. HARRIS

---------------                                 ------------------
King Harris                                     Joan W. Harris
Director                                        Director

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/s/ WILLIAM C. DONOHUE                     /s/  DON E. SCHULTZ
----------------------                     ---  --------------
William C. Donohue                         Don E. Schultz
Director                                   Director

/s/ JOHN J. MEEHAN                         /s/ RICHARD B. SWANK
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John J. Meehan                             Richard B. Swank
Director                                   Director

/s/ EDWARD J. SCHWARTZ
----------------------
Edward J. Schwartz
Director